SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  March 14, 1997


                               FOUR M CORPORATION
             (Exact name of registrant as specified in its charter)



             MARYLAND                      333-8043                52-0822639
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
  incorporation or organization)                             identification no.)




             115 STEVENS AVENUE
             VALHALLA, NY 10595                                 10595
  (Address of principal executive offices)                   (Zip code)




Registrant's telephone number, including area code:  (914) 749-3200




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Item 5.  Other Events.

         Four M Corporation (the "Company") issued a press release on March 12, 1997 which is attached hereto as Exhibit 99.1 and by this reference incorporated herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Exhibit No.       Description
-----------       -----------

99.1              Press release issued by the Company dated March 12, 1997.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            FOUR M CORPORATION


                                            By: /s/ Timothy D. McMillin
                                                ----------------------
                                            Timothy D. McMillin
                                            Chief Financial Officer and Senior
                                            Vice President

Date:  March 14, 1997

                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press release issued by the Company dated March 12, 1997.